UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

December 16, 2009

Date of Report
(Date of earliest event reported)

AutoZone, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     At the Annual Meeting of Stockholders of AutoZone, Inc. (the "Company") on December 16, 2009, the stockholders of the Company approved the AutoZone, Inc. 2010 Executive Incentive Compensation Plan ("Plan"), intended to qualify as a performance-based compensation plan under Section 162(m) of the Internal Revenue Code. The Company's key employees, as designated by the Compensation Committee of the Board of Directors (the "Committee"), who are or may become "covered employees" under Section 162(m) are eligible to participate in the Plan, and this includes the Company's named executive officers. Pursuant to the Plan, the Committee establishes objective performance goals at the beginning of each performance period (which has historically been the Company's fiscal year). After the end of each performance period, the Committee must certify the attainment of goals, if any, and direct the amount of incentive to be paid to each participant in cash. The Committee, in its discretion, may reduce or eliminate any bonus to be paid to a participant, even if a goal was attained. No participant may receive more than $4 million in any fiscal year as a bonus under the Plan.

     The above summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit A to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on October 26, 2009 and incorporated herein by reference.

Item 8.01. Other Events.

     On December 16, 2009, the Company issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $500 million of the Company's common stock in connection with its ongoing share repurchase program. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 5.02 and 8.01:

(d)	Exhibits

	10.1	AutoZone, Inc. 2010 Executive Incentive Compensation Plan (incorporated by reference to Exhibit A to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on October 26, 2009).

	99.1	Press Release dated December 16, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc.
Dated: December 16, 2009	By:	/s/ HARRY L. GOLDSMITH Harry L. Goldsmith Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	AutoZone, Inc. 2010 Executive Incentive Compensation Plan (incorporated by reference to Exhibit A to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on October 26, 2009).

99.1	Press Release dated December 16, 2009.